UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 12, 2007

Adaptec, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-15071	94-2748530
(State of other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

691 S. Milpitas Blvd.
Milpitas, California    95035
(Address of principal executive offices including zip code)

(408) 945-8600
(Registrant's telephone number, including area code)

      N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On October 12, 2007, Adaptec, Inc. (the "Company") filed a preliminary proxy statement on Schedule 14A relating to its 2007 Annual Meeting of Stockholders (the "Annual Meeting") to be held at Embassy Suites Hotel located at 901 East Calaveras Boulevard, Milpitas, California 95035 on Thursday, December 13, 2007 at 10:00 a.m., local time. At the Annual Meeting, the Company's stockholders will be asked to consider and vote upon the following matters:

  The election of eight directors to the Company's board of directors, each to serve until the Company's 2008 Annual Meeting of Stockholders and until his or her successor has been elected and qualified or until his or her earlier resignation, death or removal;

  The ratification of the appointment of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for the fiscal year ending March 31, 2008; and

  The transaction of any other business that may properly come before the Annual Meeting or any adjournment of the Annual Meeting.

Pursuant to the requirements of Rules 14a-5(f) and 14a-8(e)(2) of the Securities and Exchange Act of 1934, as amended, the Company has set a revised deadline of October 22, 2007 for the receipt of stockholder proposals to be included in its definitive proxy statement relating to the Annual Meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adaptec, Inc.

By: /s/ CHRISTOPHER G. O'MEARA Christopher G. O'Meara Vice President and Chief Financial Officer

October 15, 2007

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